UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
November 5, 2008
Date of Report (Date of earliest event reported)
ALTRA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33209	61-1478870

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14 Hayward Street
Quincy, Massachusetts	02171

(Address of principal executive offices)	(Zip Code)
(617) 328-3300
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 Press Release dated November 5, 2008

Item 2.02 Results of Operations and Financial Condition
     On November 5, 2008, Altra Holdings, Inc. (“the Company”) announced certain unaudited financial results for the third quarter of 2008. A copy of the announcement is attached hereto as Exhibit 99.1, which is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

99.1	Press release of Altra Holdings, Inc., dated November 5, 2008, announcing certain unaudited financial results for the third quarter of 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA HOLDINGS, INC.

/s/ Michael L. Hurt

Name:	Michael L. Hurt
Title:	Chief Executive Officer
Date: November 5, 2008

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